Exhibit 10.18

DERMTECH, INC.

AMENDMENT NO. 1 TO AMENDED AND RESTATED

VOTING AGREEMENT

This Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Voting Agreement, dated as of September 26, 2017 (the “Voting Agreement”), is made and entered into effective as of March 5, 2018 (the “Effective Date”) by and among DermTech, Inc., a Delaware corporation (the “Company”) and the persons and entities listed on Exhibits A-1, A-2 and A-3 to the Voting Agreement. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Voting Agreement.

WHEREAS, pursuant to 6.3 of the Voting Agreement, the Voting Agreement may be amended upon the written consent of the (i) Company and (ii) Common Holders, Existing Investors, and Preferred Holders that hold at least 70% of the then outstanding capital stock of the Company (voting together as a single class on an as-converted basis), provided that Section 1.1(c) of the Voting Agreement may not be amended without the consent of either RTW Master Fund, LTD or RTW Innovation Master Fund, LTD (collectively, the “Requisite Parties”); and

WHEREAS, the undersigned parties constitute the Requisite Parties.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and the undersigned Requisite Parties, agree that the Voting Agreement, shall be amended as follows:

1.    Amendment to Voting Agreement.

(a)    Section 1.1(c) of the Voting Agreement is hereby amended in its entirety to read as follows:

“(c)    one (1) director to be designated by RTW Master Fund, LTD and RTW Innovation Master Fund, LTD (such entities together, “RTW” and such director, the “RTW Director”); provided, however, that RTW’s right to designate the RTW Director under this Section 1.1(c) shall be subject to and contingent upon the purchase of at least a total aggregate of 541,516 shares of Series C Preferred Stock by RTW, or its affiliated venture funds, in one or more Closings pursuant to the terms and conditions of the Purchase Agreement, and RTW shall have no right to designate the RTW Director unless and until such time that RTW consummates such purchase(s); provided further, however, if RTW no longer holds at least 324,910 shares of the Company’s capital stock, which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like, the right of RTW to designate a director provided by this Section 1.1(c) shall terminate immediately with no further action required by any party.”

(b)    In order to correct a scriveners error that incorrectly listed “RTW Innovation Master Fund, LTD” as “RTD Innovation Master Fund, LTD” in Section 6.3 of the Voting Agreement, such section is hereby amended in its entirety to read as follows:

“Any term hereof may be amended, terminated or waived only with the written consent of the (i) Company and (ii) the Common Holders, Existing Investors, and Preferred Holders that hold at least 70% of the then outstanding capital stock of the Company

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(voting together as a single class on an as-converted basis). Notwithstanding the foregoing, (a) this Agreement may be amended with only the consent of the Company for the sole purpose of including additional Purchasers as “Preferred Holders.” Section 1.1(c) may not be amended without the consent of either RTW Master Fund, LTD or RTW Innovation Master Fund, LTD, and (b) RTW’s right to approve a sale of the Company pursuant to Section 3.2(vi) for purposes of Section 3.2 may not be amended or waiver without the written consent of RTW. Any amendment or waiver effected in accordance with this Section 6.3 shall be binding upon the Company, any Preferred Holders and any Common Holder, and each of their respective successors and permitted assigns. The Company shall give prompt written notice of any amendment, termination or waiver hereunder to any party that did not vote for or consent in writing thereto.”

The parties hereto further agree that for the purpose of executing this Amendment the signature of RTW Innovation Master Fund, LTD shall constitute the signature of “RTD Innovation Master Fund, LTD” as required by the Agreement prior to the effectiveness of this Amendment.

2.    Entire Agreement. This Amendment together with the Voting Agreement, and all exhibits thereto represent the entire agreement of the parties and shall supersede any and all previous contracts, arrangements or understandings between the parties with respect to the subject matter herein.

3.    Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

4.    Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment.

5.    Execution of this Amendment. Execution of this Amendment by each party shall serve as such party’s approval of the amendment to the Voting Agreement set forth in this Amendment.

[Signature Page Follows]

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The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

DERMTECH, INC.
a Delaware corporation

By:	/s/ John Dobak
Name: John Dobak
Title: Chief Executive Officer

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

RTW MASTER FUND, LTD.

By:	/s/ Roderick Wong
Title: Roderick Wong
Title: Director

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

RTW INNOVATION MASTER FUND, LTD.

By:	/s/ Roderick Wong
Title: Roderick Wong
Title: Director

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

Paulson DermTech Investment III LLC

By:	/s/ Starla Goff
Title: Starla Goff
Title: Manager

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

Irwin and Joan Jacobs Family Trust 6-2-80

By:	/s/ Irwin M. Jacobs
Name: Irwin M. Jacobs
Title: Trustee

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

/s/ John Dobak
John Dobak

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

/s/ Gary Jacobs
Gary Jacobs

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

The Jacobs Investment Company, LLC

By:	/s/ Gary Jacobs
Name: Gary Jacobs
Title: Manager

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

/s/ Elliot Feuerstein
Elliot Feuerstein

Brett Feuerstein Children’s Trust

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Trustee

Michael Feuerstein Children’s Trust

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Trustee

Elliot Feuerstein Trust DTD 5-14-83

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Trustee

Mesa Shopping Center East LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Manager

Mesa Shopping Center East LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Manager

Mira Mesa Shopping Center West LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Manager

Mira Mesa Shopping Center LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Manager

[Signature page for Amendment No. 1 to Voting Agreement]

The parties have caused this Amendment No. 1 to Amended and Restated Voting Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

/s/ Gene Salkind
Gene Salkind

[Signature page for Amendment No. 1 to Voting Agreement]